LAW DEPARTMENT

Transamerica Occidental Life
Insurance Company
1150 South Olive Street
Los Angeles, CA 90015

Telephone 213-742-3129
Fax 213-741-6623



September 8, 2008


Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C.  20549

Re:  Transamerica  Separate  Account  VUL-1  of  Transamerica   Occidental  Life
Insurance Company (File No. 333-37883)

Dear Commissioners:

On behalf of Transamerica Separate Account VUL-1 of Transamerica Occidental Life Insurance Company ("separate account"), incorporated by reference are the Semi-Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"). The funds are as follows:

Alger American Income and Growth

Alliance VP Growth and Income - Class B
Alliance VP Large Cap Growth - Class B

Dreyfus VIF Appreciation
Dreyfus VIF Developing Leaders

Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth -Service Shares

MFS VIT Emerging Growth
MFS VIT Investor Trust Series
MFS VIT Research

MS UIF Emerging Markets Equity
MS UIF Fixed Income
MS UIF High Yield
MS UIF International Magnum

OCC Accumulation Trust Managed
OCC Accumulation Trust Small Cap

PIMCO VIT StocksPlus Growth and Income

Transamerica VIF Growth
Transamerica VIF Money Market

These Semi-Annual Reports are for the period ending June 30, 2008, and have been transmitted to contract holders in accordance with Rule 30d-2 under the Act.

Very truly yours,



David M. Goldstein
Senior Vice President

Entity: Transamerica Equity VP - Initial Class
Transamerica Money Market VP - Initial Class
File No.:         811-4419
Date of Filing:   9-5-08
Accession No.:  0001104659-08-057290
CIK:     0000778207


Entity:  Alger American Fund Income and Growth - Class O
File No.:         811-05550
Date of Filing:    8-15-08
Accession No.:   0001104659-08-053441
CIK:     0000832566

Entity:  AllianceBernstein VP Growth and Income - Class B
AllianceBernstein VP Large Cap Growth - Class B
File No.:         811-05398
Date of Filing:  8-25-08
Accession No. 0001193125-08-183213
CIK: 0000825316

Entity:  Dreyfus VIF Appreciation - Initial Shares
Dreyfus VIF Developing Leaders - Initial Shares
File No.:         811-05125
Date of Filing:   8-19-08
Accession No.     0000813383-08-000010
CIK:     0000813383

Entity:  Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth - Service Shares
File No.:         811-007736
Date of Filing:   8-27-08
Accession No.     0001104659-08-015843
CIK:     0000906185

Entity:  MFS VIT Emerging Growth - Initial Class
MFS VIT Research Series - Initial Class
MFS VIT Investor Trust Series - Initial Class
File No.:         811-08326
Date of Filing:   9-8-08
Accession No.     0001193125-08-191824
CIK:  0000918571

Entity:  Miller Anderson UIF Core Plus Fixed Income - Class 1
         Miller Anderson UIF High Yield - Class 1
File No.:         811-07607
Date of Filing:   9-8-08
Accession No.     0001104659-08-057535
CIK:     0001011378

Entity:  Premier VIT OpCap Managed Portfolio
         Premier VIT OpCap Small Cap Portfolio
File No.:         811-08512
Date of Filing:   9-4-08
Accession No.     0001104659-08-057003
CIK:     0000923185